                                  EXHIBIT 24

                               THE ROUSE COMPANY

                               POWER OF ATTORNEY
                               -----------------


            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors of THE ROUSE COMPANY, a Maryland corporation (the "Company"), hereby constitute and appoint MATHIAS J. DeVITO, RICHARD G. McCAULEY and ANTHONY W. DEERING, or

any of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in any of said agents and attorneys-in-fact to sign for the undersigned and in their respective names as directors of the

Company a Registration Statement or Statements of the Company on Form S-8 and

Form S-3, or any successor or alternative Forms, and any and all amendments or supplements thereto, to be filed from time to time with the Securities and

Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, relating to The

Rouse Company 1994 Stock Incentive Plan, The Rouse Company 1990 Stock Option

Plan, The Rouse Company 1990 Stock Bonus Plan, The Rouse Company 1985 Stock

Option Plan, The Rouse Company 1985 Stock Bonus Plan, or The Rouse Company

Savings Plan, as any of the Plans referred to above may be amended from time to time, and any Common Stock of the Company to be offered or


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sold pursuant to such Plans, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, as herein authorized.

Dated:  September 22, 1994

                                  /s/ David H. Benson         (SEAL)
                                  ----------------------------
                                  David H. Benson


                                  /s/ Jeremiah E. Casey       (SEAL)
                                  ----------------------------
                                  Jeremiah E. Casey


                                  /s/ Anthony W. Deering      (SEAL)
                                  ----------------------------
                                  Anthony W. Deering


                                  /s/ Rohit M. Desai          (SEAL)
                                  ----------------------------
                                  Rohit M. Desai


                                  /s/ Mathias J. DeVito       (SEAL)
                                  ----------------------------
                                  Mathias J. DeVito


                                  /s/ Juanita T. James        (SEAL)
                                  ----------------------------
                                  Juanita T. James


                                  /s/ Thomas J. McHugh        (SEAL)
                                  ----------------------------
                                  Thomas J. McHugh


                                  /s/ Hanne M. Merriman       (SEAL)
                                  ----------------------------
                                  Hanne M. Merriman


                                  /s/ Alexander B. Trowbridge (SEAL)
                                  ----------------------------
                                  Alexander B. Trowbridge


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